EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

cwf05028s2 - Price/Yield - A11


Balance                $3,688,000.00    Delay            24                WAC             6                 WAM
Coupon                 6                Dated            10/1/2005         NET             5.5               WALA
Settle                 10/31/2005       First Payment    11/25/2005


Price                                 1                2                3                4                5                6
                                  Yield            Yield            Yield            Yield            Yield            Yield
                 99-00            6.127            6.134            6.144            6.156            6.170            6.221
                 99-08            6.105            6.109            6.115            6.122            6.130            6.159
                 99-16            6.083            6.084            6.085            6.087            6.089            6.096
                 99-24            6.061            6.059            6.056            6.052            6.049            6.034
                100-00            6.039            6.034            6.027            6.018            6.008            5.972
                100-08            6.017            6.009            5.998            5.984            5.968            5.910
                100-16            5.996            5.984            5.968            5.950            5.928            5.849
                100-24            5.974            5.959            5.939            5.916            5.888            5.787
                101-00            5.952            5.934            5.911            5.882            5.848            5.726
                101-08            5.931            5.909            5.882            5.848            5.808            5.665
                101-16            5.909            5.885            5.853            5.814            5.769            5.604
                101-24            5.888            5.860            5.824            5.780            5.729            5.543
                102-00            5.867            5.836            5.796            5.747            5.690            5.483

                   WAL            20.15            15.77            12.40             9.86             7.99             4.75
              Mod Durn           11.422            9.950            8.529            7.257            6.185            4.023
         Mod Convexity            1.855            1.338            0.944            0.663            0.473            0.196
      Principal Window    Dec24 - Jan27    Aug20 - Aug22    May17 - Feb19    Dec14 - Jun16    Apr13 - May14    May10 - Sep10

                Prepay          100 PSA          150 PSA          200 PSA          250 PSA          300 PSA          500 PSA
   Optional Redemption          Call (N)         Call (N)         Call (N)         Call (N)         Call (N)         Call (N)


Balance                           359
Coupon                              1
Settle



Price                               7                8
                                Yield            Yield

                 99-00          6.280            6.314
                 99-08          6.192            6.211
                 99-16          6.105            6.109
                 99-24          6.017            6.008
                100-00          5.930            5.906
                100-08          5.844            5.805
                100-16          5.757            5.705
                100-24          5.671            5.604
                101-00          5.585            5.504
                101-08          5.499            5.404
                101-16          5.414            5.305
                101-24          5.329            5.206
                102-00          5.244            5.107

                   WAL           3.24             2.74
              Mod Durn          2.866            2.461
         Mod Convexity          0.101            0.076
      Principal Window  Dec08 - Feb09    Jun08 - Aug08

                Prepay        800 PSA         1000 PSA
   Optional Redemption        Call (N)         Call (N)


           Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                       Yld 4.231 4.269 4.317 4.463 4.691



The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

cwf05028s2 - Price/Yield - A12

Balance                $6,616,000.00     Delay             24                WAC             6                 WAM
Coupon                 6                 Dated             10/1/2005         NET             5.5               WALA
Settle                 10/31/2005        First Payment     11/25/2005


Price                                  1                 2                3                4                5                6
                                  Yield            Yield            Yield            Yield            Yield            Yield
                 99-00            6.123            6.128            6.135            6.144            6.154            6.205
                 99-08            6.103            6.106            6.110            6.114            6.121            6.149
                 99-16            6.082            6.083            6.084            6.085            6.087            6.094
                 99-24            6.062            6.060            6.059            6.056            6.053            6.039
                100-00            6.042            6.038            6.033            6.027            6.019            5.983
                100-08            6.021            6.016            6.008            5.998            5.986            5.928
                100-16            6.001            5.993            5.983            5.969            5.953            5.873
                100-24            5.981            5.971            5.958            5.941            5.919            5.819
                101-00            5.961            5.949            5.933            5.912            5.886            5.764
                101-08            5.941            5.927            5.908            5.883            5.853            5.710
                101-16            5.921            5.905            5.883            5.855            5.820            5.656
                101-24            5.901            5.883            5.858            5.827            5.787            5.601
                102-00            5.881            5.861            5.833            5.798            5.754            5.548

                   WAL            23.35            19.22            15.54            12.59            10.21             5.44
              Mod Durn           12.269           11.123            9.842            8.599            7.426            4.517
         Mod Convexity            2.218            1.745            1.311            0.967            0.702            0.248
      Principal Window    Jan27 - Jul31    Aug22 - Dec27    Feb19 - Mar24    Jun16 - Dec20    May14 - Mar18    Sep10 - Nov11

                Prepay          100 PSA          150 PSA          200 PSA          250 PSA          300 PSA          500 PSA
   Optional Redemption          Call (N)         Call (N)         Call (N)         Call (N)         Call (N)         Call (N)

Balance
Coupon                              359
Settle                                1

Price                               7                8
                                Yield            Yield

                 99-00          6.263            6.296
                 99-08          6.182            6.201
                 99-16          6.102            6.107
                 99-24          6.022            6.013
                100-00          5.942            5.919
                100-08          5.863            5.825
                100-16          5.784            5.732
                100-24          5.705            5.638
                101-00          5.626            5.546
                101-08          5.547            5.453
                101-16          5.469            5.361
                101-24          5.391            5.269
                102-00          5.313            5.177

                   WAL           3.57             2.97
              Mod Durn          3.128            2.654
         Mod Convexity          0.120            0.087
      Principal Window  Feb09 - Aug09    Aug08 - Dec08

                Prepay        800 PSA         1000 PSA
   Optional Redemption        Call (N)         Call (N)

           Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                       Yld 4.231 4.269 4.317 4.463 4.691


The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

cwf05028s2 - Price/Yield - A13

Balance                $4,696,000.00        Delay            24                WAC             6                 WAM
Coupon                 6                    Dated            10/1/2005         NET             5.5               WALA
Settle                 10/31/2005           First Payment    11/25/2005


Price                                 1                2                3                4                5                6
                                  Yield            Yield            Yield            Yield            Yield            Yield
                 99-00            6.120            6.122            6.125            6.129            6.134            6.183
                 99-08            6.101            6.102            6.103            6.106            6.109            6.137
                 99-16            6.082            6.082            6.082            6.083            6.084            6.091
                 99-24            6.063            6.062            6.062            6.060            6.059            6.045
                100-00            6.044            6.043            6.041            6.038            6.034            5.999
                100-08            6.025            6.023            6.020            6.015            6.009            5.954
                100-16            6.006            6.004            5.999            5.993            5.985            5.908
                100-24            5.988            5.984            5.979            5.971            5.960            5.863
                101-00            5.969            5.965            5.958            5.948            5.936            5.818
                101-08            5.950            5.946            5.938            5.926            5.911            5.773
                101-16            5.932            5.926            5.917            5.904            5.887            5.728
                101-24            5.914            5.907            5.897            5.882            5.863            5.683
                102-00            5.895            5.888            5.877            5.860            5.839            5.638

                   WAL            27.74            25.45            22.44            19.31            16.39             6.83
              Mod Durn           13.211           12.730           11.986           11.069           10.064            5.456
         Mod Convexity            2.685            2.443            2.109            1.750            1.410            0.366
      Principal Window        Jul31 - Sep35    Dec27 - Sep35    Mar24 - Sep35    Dec20 - Sep35    Mar18 - Sep35    Nov11 - Mar14

                Prepay              100 PSA          150 PSA          200 PSA          250 PSA          300 PSA          500 PSA
   Optional Redemption              Call (N)         Call (N)         Call (N)         Call (N)         Call (N)         Call (N)


Balance                         359
Coupon                            1
Settle

Price                         7                8
                          Yield            Yield

                 99-00    6.244            6.276
                 99-08    6.171            6.190
                 99-16    6.099            6.104
                 99-24    6.028            6.018
                100-00    5.956            5.933
                100-08    5.885            5.848
                100-16    5.814            5.763
                100-24    5.743            5.678
                101-00    5.672            5.594
                101-08    5.601            5.510
                101-16    5.531            5.426
                101-24    5.461            5.342
                102-00    5.391            5.259

                   WAL     4.03             3.30
              Mod Durn    3.484            2.920
         Mod Convexity    0.148            0.105
      Principal WindowAug09 - Jan10    Dec08 - Apr09

                Prepay      800 PSA         1000 PSA
   Optional Redemption      Call (N)         Call (N)


           Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                       Yld 4.231 4.269 4.317 4.463 4.691

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.